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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2002

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 333-86366                    13-3411414
     (State or Other            (Commission                (I.R.S. Employer
Jurisdiction Incorporation)     File Number)             Identification Number)

                 ----------------------------------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 8, 2002, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2002-TOP8 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of October 1, 2002 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 120 manufactured housing community, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on October 1, 2002 (the "Cut-off Date"), an aggregate principal balance of $842,243,398 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.


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         The Class A-1 Certificates have an initial Class Principal Balance of
$185,535,000. The Class A-2 Certificates have an initial Class Principal Balance of $538,794,000. The Class X-1 Certificates have an initial Class Notional Amount of $842,243,398. The Class X-2 Certificates have an initial Class Notional Amount of $775,603,000. The Class B Certificates have an initial Class Principal Balance of $25,267,000. The Class C Certificates have an initial Class Principal Balance of $28,426,000. The Class D Certificates have an initial Class Principal Balance of $9,475,000. The Class E Certificates have an initial Class Principal Balance of $11,581,000. The Class F Certificates have an initial Class Principal Balance of $6,317,000. The Class G Certificates have an initial Class Principal Balance of $4,211,000. The Class H Certificates have an initial Class Principal Balance of $8,422,000. The Class J Certificates have an initial Class Principal Balance of $3,159,000. The Class K Certificates have an initial Class Principal Balance of $4,211,000. The Class L Certificates have an initial Class Principal Balance of $3,158,000. The Class M Certificates have an initial Certificate Principal Amount of $3,159,000. The Class N Certificates have an initial Certificate Principal Amount of $2,105,000. The Class O Certificates have an initial Certificate Principal Amount of $8,423,398. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.
                  of Item 601 of
Exhibit No.       Regulation S-K      Description
-----------       --------------      -----------
                                      Pooling and Servicing Agreement dated as
4.1               4                   of October 1, 2002, among Bear Stearns
                                      Commercial Mortgage Securities Inc. as
                                      depositor, Wells Fargo Bank, National
                                      Association as master servicer, Wells
                                      Fargo Bank, National Association as
                                      special servicer, LaSalle Bank National
                                      Association, as trustee, Wells Fargo
                                      Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2002

Bear Stearns Commercial Mortgage Securities Inc.

By: /s/ Michael Forastiere
    --------------------------
    Name:  Michael Forastiere
    Title: Vice President



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